UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           Form 8-K/A-1


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report March 31, 2001

                Commission File Number 000-28225


                  WORLDNET RESOURCE GROUP, INC.
      (Exact Name of Registrant as Specified in its Charter)


  UTAH                                      91-2063239
(State or other jurisdiction of           (I.R.S. Employer
 incorporation or organization)            Identification Number)



                        920 N. Nash Street
                   El Segundo, California 90245
             (Address of principal executive offices)
                            (Zip Code)


                          (310) 607-0060
         (Registrant's Executive Office Telephone Number)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  This Form 8-K/A-1 amends the Form 8-K/A filed by the Company on April 4, 2001. The Company has obtained a letter from Singer, Lewak, Greenbaum & Goldstein, LLP in compliance with Item 304 of Regulation S-B. The letter from Singer, Lewak, Greenbaum & Goldstein, LLP concluded that they agree with the statement made by WorldNet
Resource Group, Inc. under Item 4 of its Form 8-K/A for April 4, 2001.


                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDNET RESOURCE GROUP, INC.



Date: April 23, 2001          By /s/ Stephen Brown
                              Stephen Brown, President, CEO



Date: April 23, 2001          By /s/ Noel Navarro
                              Noel Navarro, Treasurer, Secretary and CFO






ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits: The Following exhibits are included as part of this report:

     Exhibit
     Number    SEC Ref.  Title of Document             Location
     11.01     11        Letter from Singer, Lewak,    Attached
			 Greenbaum & Goldstein, LLP